UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021

TORRID HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40571	84-3517567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18501 East San Jose Avenue

City of Industry, California 91748

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CURV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2021, in connection with the closing of the initial public offering of Torrid Holdings Inc. (the “Company”) of its common stock, par value $0.01 per share (the “common stock”), described in the Registration Statement on Form S-1 (File No. 333-256871), as amended (the “Registration Statement”), the Company entered into the following agreements:

1. Registration Rights Agreement, dated July 6, 2021, by and among the Company and certain holders identified therein (the “Registration Rights Agreement”); and

2. Stockholders Agreement, dated July 6, 2021, by and between the Company and Sycamore Partners Torrid, L.L.C. (the “Stockholders Agreement”).

The Registration Rights Agreement and the Stockholders Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms described in the Registration Statement.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2021, the Company filed the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01 Other Events.

On June 30, 2021, the Company announced the pricing of the initial public offering of 11,000,000 shares of its common stock at a price to the public of $21.00 per share. The offering consists of 11,000,000 shares of common stock being sold by Sycamore Partners Torrid, L.L.C. and certain other selling stockholders (the “Selling Stockholders”). In addition, the Selling Stockholders granted the underwriters a 30-day option to purchase up to 1,650,000 additional shares of common stock at the public offering price, less underwriting discounts and commissions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

On July 6, 2021, the Company completed its initial public offering of common stock. The Selling Stockholders sold 12,650,000 shares of common stock, including 1,650,000 shares of common stock after the underwriters fully exercised their option to purchase additional common stock from the Selling Stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Torrid Holdings Inc., dated July 6, 2021.

3.2	Amended and Restated Bylaws of Torrid Holdings Inc., dated as of July 6, 2021.

10.1	Registration Rights Agreement, dated July 6, 2021, by and among Torrid Holdings Inc. and certain holders identified therein.

10.2	Stockholders Agreement, dated July 6, 2021, by and between Torrid Holdings Inc. and Sycamore Partners Torrid, L.L.C.

99.1	Press Release of Torrid Holdings Inc., dated June 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

By:	/s/ George Wehlitz
Name:	George Wehlitz
Title:	Chief Financial Officer

Date: July 6, 2021

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